UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2024
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

954 Villa Street, Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 19, 2024, the Board of Directors (the “Board”) of LegalZoom.com, Inc. (the “Company”) appointed Nathan Gooden to serve as an independent Class I director of the Board, effective immediately. Mr. Gooden will serve until the Company’s 2025 Annual Meeting of Stockholders and until his successor is duly elected or appointed or his earlier death, resignation, removal, retirement or disqualification. The Board also appointed Mr. Gooden to the Audit Committee and the Compensation Committee. In connection with Mr. Gooden’s appointment to the Board, the size of the Board was increased to six (6) directors.
As an “eligible director” as defined in the Company’s Eligible Director Compensation Policy (the “Director Compensation Policy”), Mr. Gooden will receive compensation for his service on the Board in accordance with the standard compensatory arrangements in the Director Compensation Policy, which is described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2024.
In addition, the Company expects to enter into an indemnification agreement with Mr. Gooden in the form filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 4, 2021.
There is no arrangement or understanding between Mr. Gooden and any other person pursuant to which Mr. Gooden was appointed to the Board, and Mr. Gooden has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On November 19, 2024, the Company issued a press release announcing the appointment of Mr. Gooden to the Board as disclosed under Item 5.02 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements & Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of LegalZoom.com, Inc., issued November 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: November 19, 2024	By:	/s/ Nicole Miller
Nicole Miller
Chief Legal Officer and Secretary

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